UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): June 20, 2003



                     SUPERIORCLEAN, INC.
   ------------------------------------------------------
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Nevada                       88-0492605
------------------------------  ----------------------------
 (STATE OR OTHER JURISDICTION          (IRS EMPLOYER
              OF                    INDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


SEC File Number:  000-49815



 10011-123 St. NW, Suite 2303
 Edmonton, Alberta, Canada                 N7V 1X4
------------------------------  ----------------------------
    (Address of Principal                (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code: (519) 541-1564


                             N/A
                        -------------
 (Former Name or Former Address, if Changed Since Last Report)


1183 S. Huron Street, Denver,
           Colorado                        80223
------------------------------  ----------------------------
    (Address of Principal                (Zip Code)
      Executive Offices)

(303) 933-3000








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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

See Item 2.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On June 20, 2003, we signed a letter of intent to acquire all stock of JDGI Corporation. The letter of intent is filed as Exhibit 2.1. We urge all interested parties to review the exhibit.

ITEM 7.  EXHIBITS

Exhibit 2.1 Letter of Intent with JDGI Corporation































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                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                       SuperiorClean, Inc.
                --------------------------------
                          (Registrant)


By: /s/ Aldo Rotondi
   --------------------
Aldo Rotondi, President



  In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:


     Signature               Title                  Date
   ------------            ---------             ----------

  /s/ Aldo Rotondi         President           June 23, 2003
  ----------------
    Aldo Rotondi

























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